                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                                 FOR: LOU WEISBACH

 You have been selected to participate in the Executive Incentive Compensation
    Plan effective beginning 1997. The following are highlights of the plan.

     AWARD COMPONENTS
-------------------------------------------------------------------------------
          / /  Cash Bonus Award
               -  Percent of base salary.
          / /  Stock Options Award
               -  Stated number of nonqualified stock options.
                  -  Granted at FMV.
                  -  3-year vesting schedule (1/3 per year).
                  -  10-year exercise period.

     COMPANY PERFORMANCE MEASURE
-------------------------------------------------------------------------------
          / /  Actual EPS in relations to Target EPS.

          / /  Target EPS determined by Plan Committee.
               -  TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.
          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
-------------------------------------------------------------------------------
          / / Awards will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                                 FOR: LOU WEISBACH

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
-------------------------------------------------------------------------------
          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).
          / / Awards will be integrated with any prior bonus or stock option arrangements.
         / / Cash Bonus Award may be converted to stock options of equivalent value.

     AWARD FORMULA
-------------------------------------------------------------------------------
          / /  CASH BONUS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF        CASH BONUS AS A % OF
        TARGET EPS                    BASE SALARY
--------------------------        --------------------
          90%                              0%
          95%                             20%
         100%                             40%
         105%                             53%
         110%                             67%
         115%                             80%

     / /  STOCK OPTIONS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF          NUMBER OF
     TARGET EPS                   STOCK OPTIONS
--------------------------        --------------
          90%                            0
          95%                       10,000
         100%                       20,000
         105%                       26,667
         110%                       33,333
         115%                       40,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                                 FOR: LINDEN NELSON

 You have been selected to participate in the Executive Incentive Compensation
    Plan effective beginning 1997. The following are highlights of the plan.

     AWARD COMPONENTS
-------------------------------------------------------------------------------
          / /  Cash Bonus Award
               -  Percent of base salary.
          / /  Stock Options Award
               -  Stated number of nonqualified stock options.
                  -  Granted at FMV.
                  -  3-year vesting schedule (1/3 per year).
                  -  10-year exercise period.

     COMPANY PERFORMANCE MEASURE
-------------------------------------------------------------------------------
          / /  Actual EPS in relations to Target EPS.
          / /  Target EPS determined by Plan Committee.
               -  TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.
          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
-------------------------------------------------------------------------------
          / / Awards will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                                FOR: LINDEN NELSON

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
-------------------------------------------------------------------------------
          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).
          / / Awards will be integrated with any prior bonus or stock option arrangements.
         / / Cash Bonus Award may be converted to stock options of equivalent value.

     AWARD FORMULA
-------------------------------------------------------------------------------
          / /  CASH BONUS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF        CASH BONUS AS A % OF
        TARGET EPS                    BASE SALARY
--------------------------        --------------------
          90%                              0%
          95%                             20%
         100%                             40%
         105%                             53%
         110%                             67%
         115%                             80%

     / /  STOCK OPTIONS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF          NUMBER OF
     TARGET EPS                   STOCK OPTIONS
--------------------------        --------------
          90%                            0
          95%                       10,000
         100%                       20,000
         105%                       26,667
         110%                       33,333
         115%                       40,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                                FOR: DAVID ROBBINS

 You have been selected to participate in the Executive Incentive Compensation
    Plan effective beginning 1997. The following are highlights of the plan.


     AWARD COMPONENT
--------------------------------------------------------------------------------
          / /  Stock Options Award
               -    Stated number of nonqualified stock options.
                    -    Granted at FMV.
                    -    3-year vesting schedule (1/3 per year).
                    -    10-year exercise period.

     COMPANY PERFORMANCE MEASURE
--------------------------------------------------------------------------------
          / /  Actual EPS in relations to Target EPS.

          / /  Target EPS determined by Plan Committee.
               -    TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.

          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
--------------------------------------------------------------------------------
          / / Award will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                                FOR: DAVID ROBBINS

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
--------------------------------------------------------------------------------
          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).

          / / Award will be integrated with any prior stock option arrangements.

     AWARD FORMULA
--------------------------------------------------------------------------------
          / /  STOCK OPTIONS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF         CASH BONUS AS A % OF
      TARGET EPS                        BASE SALARY
--------------------------         --------------------
          90%                                  0
          95%                              7,500
         100%                             15,000
         105%                             20,000
         110%                             25,000
         115%                             30,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                               FOR: BARBARA BERMAN

   You have been selected to participate in the Executive Incentive Compensation
      Plan effective beginning 1997. The following are highlights of the plan.

     AWARD COMPONENT
--------------------------------------------------------------------------------
          / /  Stock Options Award
               -    Stated number of nonqualified stock options.
                    -    Granted at FMV.
                    -    3-year vesting schedule (1/3 per year).
                    -    10-year exercise period.

     COMPANY PERFORMANCE MEASURE
--------------------------------------------------------------------------------
          / /  Actual EPS in relations to Target EPS.

          / /  Target EPS determined by Plan Committee.
               -    TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.
          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
--------------------------------------------------------------------------------
          / / Awards will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                               FOR: BARBARA BERMAN

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
--------------------------------------------------------------------------------
          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).

          / / Awards will be integrated with any prior stock option arrangements.

     AWARD FORMULA
--------------------------------------------------------------------------------
          / /  STOCK OPTIONS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF             NUMBER OF
     TARGET EPS                      STOCK OPTIONS
--------------------------        --------------------
           90%                                 0
           95%                             5,000
          100%                            10,000
          105%                            13,333
          110%                            16,667
          115%                            20,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                                FOR: RICHARD MAGID

 You have been selected to participate in the Executive Incentive Compensation
    Plan effective beginning 1997. The following are highlights of the plan.

     AWARD COMPONENTS
--------------------------------------------------------------------------------
          / /  Cash Bonus Award
               -    Percent of base salary.

          / /  Stock Options Award
               -    Stated number of nonqualified stock options.
                    -    Granted at FMV.
                    -    3-year vesting schedule (1/3 per year).
                    -    10-year exercise period.

     COMPANY PERFORMANCE MEASURE
--------------------------------------------------------------------------------
          / /  Actual EPS in relations to Target EPS.

          / /  Target EPS determined by Plan Committee.
               -    TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.

          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
--------------------------------------------------------------------------------
          / / Awards will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                                 FOR: RICHARD MAGID

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
--------------------------------------------------------------------------------
          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).

          / / Awards will be integrated with any prior bonus or stock option arrangements.

     AWARD FORMULA
--------------------------------------------------------------------------------
          / /  CASH BONUS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF         CASH BONUS AS A % OF
      TARGET EPS                        BASE SALARY
--------------------------         --------------------
          90%                                 0%
          95%                                15%
         100%                                30%
         105%                                40%
         110%                                50%
         115%                                60%

          / /  STOCK OPTIONS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF           NUMBER OF
    TARGET EPS                      STOCK OPTIONS
--------------------------          -------------
          90%                                0
          95%                            7,500
         100%                           15,000
         105%                           20,000
         110%                           25,000
         115%                           30,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                                FOR: GREG KILREA

 You have been selected to participate in the Executive Incentive Compensation
    Plan effective beginning 1997. The following are highlights of the plan.

     AWARD COMPONENTS
--------------------------------------------------------------------------------
          / /  Cash Bonus Award
               -    Percent of base salary.

          / /  Stock Options Award
               -    Stated number of nonqualified stock options.
                    -    Granted at FMV.
                    -    3-year vesting schedule (1/3 per year).
                    -    10-year exercise period.

     COMPANY PERFORMANCE MEASURE
--------------------------------------------------------------------------------
          / /  Actual EPS in relations to Target EPS.

          / /  Target EPS determined by Plan Committee.
               -    TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.

          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
--------------------------------------------------------------------------------
          / / Awards will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                                 FOR: GREG KILREA

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
--------------------------------------------------------------------------------
          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).

          / / Awards will be integrated with any prior bonus or stock option arrangements.

     AWARD FORMULA
--------------------------------------------------------------------------------
          / /  CASH BONUS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF         CASH BONUS AS A % OF
      TARGET EPS                        BASE SALARY
--------------------------         --------------------
          90%                                 0%
          95%                                15%
         100%                                30%
         105%                                40%
         110%                                50%
         115%                                60%

          / /  STOCK OPTIONS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF           NUMBER OF
    TARGET EPS                      STOCK OPTIONS
--------------------------          -------------
          90%                                0
          95%                            7,500
         100%                           15,000
         105%                           20,000
         110%                           25,000
         115%                           30,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR: BARRY MARGOLIN

   You have been selected to participate in the Executive Incentive Compensation
      Plan effective beginning 1997. The following are highlights of the plan.

     AWARD COMPONENTS
--------------------------------------------------------------------------------
          / /  Cash Bonus Award
               -    Percent of base salary.
          / /  Stock Options Award
               -    Stated number of nonqualified stock options.
                    -    Granted at FMV.
                    -    3-year vesting schedule (1/3 per year).
                    -    10-year exercise period.

     COMPANY PERFORMANCE MEASURE
--------------------------------------------------------------------------------

          / /  Actual EPS in relations to Target EPS.

          / /  Target EPS determined by Plan Committee.
               -    TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.
          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
--------------------------------------------------------------------------------
          / / Awards will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR: BARRY MARGOLIN

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
--------------------------------------------------------------------------------

          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).

          / / Awards will be integrated with any prior bonus or stock option arrangements.

     AWARD FORMULA
--------------------------------------------------------------------------------

          / /  CASH BONUS AWARD (Target Award is in BOLD)

ACTUAL EPS AS A PERCENT OF        CASH BONUS AS A % OF
     TARGET EPS                       BASE SALARY
--------------------------        --------------------
           90%                               0%
           95%                              10%
          100%                              20%
          105%                              27%
          110%                              33%
          115%                              40%

          / /  STOCK OPTIONS AWARD (Target Award is in BOLD)



ACTUAL EPS AS A PERCENT OF              NUMBER OF
     TARGET EPS                       STOCK OPTIONS
--------------------------            -------------
           90%                               0
           95%                           5,000
          100%                          10,000
          105%                          13,333
          110%                          16,667
          115%                          20,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR: SABINA FILIPOVIC

   You have been selected to participate in the Executive Incentive Compensation
      Plan effective beginning 1997. The following are highlights of the plan.

     AWARD COMPONENTS
--------------------------------------------------------------------------------
          / /  Cash Bonus Award
               -    Percent of base salary.
          / /  Stock Options Award
               -    Stated number of nonqualified stock options.
                    -    Granted at FMV.
                    -    3-year vesting schedule (1/3 per year).
                    -    10-year exercise period.

     COMPANY PERFORMANCE MEASURE
--------------------------------------------------------------------------------

          / /  Actual EPS in relations to Target EPS.

          / /  Target EPS determined by Plan Committee.
               -    TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.
          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
--------------------------------------------------------------------------------
          / / Awards will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR: SABINA FILIPOVIC

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
--------------------------------------------------------------------------------

          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).

          / / Awards will be integrated with any prior bonus or stock option arrangements.

     AWARD FORMULA
--------------------------------------------------------------------------------

          / /  CASH BONUS AWARD (Target Award is in BOLD)

ACTUAL EPS AS A PERCENT OF        CASH BONUS AS A % OF
     TARGET EPS                       BASE SALARY
--------------------------        --------------------
           90%                               0%
           95%                              10%
          100%                              20%
          105%                              27%
          110%                              33%
          115%                              40%

          / /  STOCK OPTIONS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF              NUMBER OF
     TARGET EPS                       STOCK OPTIONS
--------------------------            -------------
           90%                               0
           95%                           5,000
          100%                          10,000
          105%                          13,333
          110%                          16,667
          115%                          20,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR: GENE EHRENFELDT

   You have been selected to participate in the Executive Incentive Compensation
      Plan effective beginning 1997. The following are highlights of the plan.

     AWARD COMPONENTS
--------------------------------------------------------------------------------
          / /  Cash Bonus Award
               -    Percent of base salary.
          / /  Stock Options Award
               -    Stated number of nonqualified stock options.
                    -    Granted at FMV.
                    -    3-year vesting schedule (1/3 per year).
                    -    10-year exercise period.

     COMPANY PERFORMANCE MEASURE
--------------------------------------------------------------------------------

          / /  Actual EPS in relations to Target EPS.

          / /  Target EPS determined by Plan Committee.
               -    TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.
          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
--------------------------------------------------------------------------------
          / / Awards will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR: GENE EHRENFELDT

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
--------------------------------------------------------------------------------

          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).

          / / Awards will be integrated with any prior bonus or stock option arrangements.

     AWARD FORMULA
--------------------------------------------------------------------------------

          / /  CASH BONUS AWARD (Target Award is in BOLD)

ACTUAL EPS AS A PERCENT OF        CASH BONUS AS A % OF
     TARGET EPS                       BASE SALARY
--------------------------        --------------------
           90%                               0%
           95%                              10%
          100%                              20%
          105%                              27%
          110%                              33%
          115%                              40%

          / /  STOCK OPTIONS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF              NUMBER OF
     TARGET EPS                       STOCK OPTIONS
--------------------------            -------------
           90%                               0
           95%                           5,000
          100%                          10,000
          105%                          13,333
          110%                          16,667
          115%                          20,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR: DAVID BLUMENTHAL

   You have been selected to participate in the Executive Incentive Compensation
      Plan effective beginning 1997. The following are highlights of the plan.

     AWARD COMPONENTS
--------------------------------------------------------------------------------
          / /  Cash Bonus Award
               -    Percent of base salary.
          / /  Stock Options Award
               -    Stated number of nonqualified stock options.
                    -    Granted at FMV.
                    -    3-year vesting schedule (1/3 per year).
                    -    10-year exercise period.

     COMPANY PERFORMANCE MEASURE
--------------------------------------------------------------------------------

          / /  Actual EPS in relations to Target EPS.

          / /  Target EPS determined by Plan Committee.
               -    TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.
          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
--------------------------------------------------------------------------------
          / / Awards will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR: DAVID BLUMENTHAL

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
--------------------------------------------------------------------------------

          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).

          / / Awards will be integrated with any prior bonus or stock option arrangements.

     AWARD FORMULA
--------------------------------------------------------------------------------

          / /  CASH BONUS AWARD (Target Award is in BOLD)

ACTUAL EPS AS A PERCENT OF        CASH BONUS AS A % OF
     TARGET EPS                       BASE SALARY
--------------------------        --------------------
           90%                               0%
           95%                              10%
          100%                              20%
          105%                              27%
          110%                              33%
          115%                              40%

          / /  STOCK OPTIONS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF              NUMBER OF
     TARGET EPS                       STOCK OPTIONS
--------------------------            -------------
           90%                               0
           95%                           5,000
          100%                          10,000
          105%                          13,333
          110%                          16,667
          115%                          20,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR: MICHAEL NEMLICH

   You have been selected to participate in the Executive Incentive Compensation
      Plan effective beginning 1997. The following are highlights of the plan.

     AWARD COMPONENTS
--------------------------------------------------------------------------------
          / /  Cash Bonus Award
               -    Percent of base salary.
          / /  Stock Options Award
               -    Stated number of nonqualified stock options.
                    -    Granted at FMV.
                    -    3-year vesting schedule (1/3 per year).
                    -    10-year exercise period.

     COMPANY PERFORMANCE MEASURE
--------------------------------------------------------------------------------

          / /  Actual EPS in relations to Target EPS.

          / /  Target EPS determined by Plan Committee.
               -    TARGET EPS FOR 1997 IS SET AT 78 CENTS.
               - May be adjusted for capital changes (stock splits, stock dividends, etc.)
               - May be adjusted due to circumstances materially affecting EPS, such as acquisitions.
          / / Actual EPS is determined before non-recurring charges and is inclusive of cash bonus awards.

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS
--------------------------------------------------------------------------------
          / / Awards will be prorated based on Target Award and minimum and maximum limits set by the Plan Committee.

          / / Current minimum limit: no award is paid out if Actual EPS is less than or equal to 70 cents (90% of Target EPS).

                               HA-LO INDUSTRIES, INC.

                       EXECUTIVE INCENTIVE COMPENSATION PLAN

                              FOR: MICHAEL NEMLICH

     AWARD MINIMUMS, MAXIMUMS, & ADJUSTMENTS (CONTINUED)
--------------------------------------------------------------------------------

          / / Current maximum limit: Target Award is doubled if Actual EPS exceeds or equal to 90 cents (115% of Target EPS).

          / / Awards will be integrated with any prior bonus or stock option arrangements.

     AWARD FORMULA
--------------------------------------------------------------------------------

          / /  CASH BONUS AWARD (Target Award is in BOLD)

ACTUAL EPS AS A PERCENT OF        CASH BONUS AS A % OF
     TARGET EPS                       BASE SALARY
--------------------------        --------------------
           90%                               0%
           95%                              10%
          100%                              20%
          105%                              27%
          110%                              33%
          115%                              40%

          / /  STOCK OPTIONS AWARD (Target Award is in BOLD)


ACTUAL EPS AS A PERCENT OF              NUMBER OF
     TARGET EPS                       STOCK OPTIONS
--------------------------            -------------
           90%                               0
           95%                           5,000
          100%                          10,000
          105%                          13,333
          110%                          16,667
          115%                          20,000

     The company may amend, from time to time, or terminate this plan in its discretion. This should not be construed as a contract of employment.

                                     Page 2 of 2